Supplement dated June 13, 2011
To The Prospectus Dated May 1, 2011 For

PERSPECTIVE II®
PERSPECTIVESM L SERIES
PERSPECTIVE ADVISORS II®
PERSPECTIVE REWARDS®

Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

This supplement updates the above-referenced prospectuses.  Please read and keep it together with your prospectus for future reference.

Effective June 27, 2011, the LifeGuard Freedom Flex DB optional death benefit is no longer available as an optional feature under the LifeGuard Freedom Flex Guaranteed Minimum Withdrawal Benefit (with 6% Bonus and Annual Step-Up Options) (GMWB). The LifeGuard Freedom Flex DB is described in the prospectus under “DEATH BENEFIT” in the subsection titled “Optional Death Benefits”.

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 (To be used with NV4224 05/11; NV4224WFPAPER 05/11; NV5890 05/11; NV5869 05/11; and NMV2731 05/11)

                          NMV7518NY 06/11